Fourth Quarter 2022   Investor Presentation FUELING DISRUPTIVE TECHNOLOGIES. REVOLUTIONIZING THE FUTURE.

FORWARD LOOKING STATEMENTS | DISCLAIMER Trinity Capital Inc. (the “Company”) cautions that this presentation may contain forward-looking statements that are based on current expectations and assumptions about future events, and which are not based in historical fact. The forward-looking statements in this presentation are based on current conditions as of the date of this presentation, and include, but are not limited to, statements regarding our financial objectives, beliefs, strategies, anticipated future operating results and cash flows, operating expenses, investment originations and performance, available capital, and payment of future dividends and stockholder returns. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in the forward-looking statements. By their nature, these forward-looking statements involve numerous assumptions, uncertainties and risks, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future Company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political and regulatory conditions, including as a result of the coronavirus (COVID-19) pandemic. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events. Historical results discussed in this presentation are not indicative of future results. The information disclosed in this presentation is made as of the date hereof and reflects Trinity Capital Inc.’s current assessment of its financial performance for the most recent period reported. Actual financial results filed with the Securities and Exchange Commission in the future may differ from those contained herein in the event of additional adjustments recorded prior to the filing of its financial statements. The information contained in this presentation should be viewed in conjunction with Trinity Capital Inc.'s most recently filed Quarterly Report on Form 10-Q, Annual Report on Form 10-K or Registration Statement on Form 424B1. We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by Trinity Capital Inc. or as legal, accounting or tax advice.

COMPANY OVERVIEW

Historical information includes information and data related to Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2022. The predecessor funds were merged with and into Trinity Capital on January 16, 2020, immediately after which Trinity Capital began operating as a business development company. As of December 31, 2022. Assets under management is based on fair market value. Based on the closing price of TRIN of $13.34 on March 1, 2023. Annualized based on the $0.61 dividend (including $0.15 supplemental dividend) declared for Q4 2022 and a closing stock price of $10.93 on December 31, 2022. Includes $10.6 million of cash and cash equivalents. Credit rating assigned by Egan-Jones Ratings Company, an independent, unaffiliated rating agency. A credit rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. There can be no assurance that this rating will remain for any given period-of-time. TRINITY CAPITAL OVERVIEW Diversified financial solutions to growth stage companies | NASDAQ – TRIN, TRINL 15 Year track Record(1) PORTFOLIO(2) LIQUIDITY(2) 284 Investments 159 Exits $1.1B Assets Under Management(2) MARKET CAP / DIVIDEND YIELD 22.3% Annualized Dividend Yield(4) $465.9M Market Cap(3) $13.15 NAV per share(2) 88 Companies Debt Positions 82 Companies Warrant Positions 24 Companies Equity Positions $2.4B Fundings $173.1M Available Liquidity(5) BBB Investment Rating(6) 135% Debt to Equity

Trinity is permitted to organize, acquire and wholly own a portfolio company that intends to operate as an investment adviser registered with the SEC. This allows Trinity to execute with a unique growth lever to pursue accretive investment opportunities. Registered Investment Adviser ("RIA") On December 14, 2022, Trinity received exemptive relief for a registered investment adviser (“RIA”). Joint Venture (“JV”) The JV will invest in loans and equipment with an initial capital commitment of up to $171 million to continue growing deployments. This JV will enable Trinity to grow its portfolio in a non-dilutive fashion. On December 6, 2022, Trinity announced an agreement to co-manage a newly formed joint venture with certain funds and accounts managed by a specialty credit manager. ACCRETIVE GROWTH OPPORTUNITIES

We understand the growth stage world and provide more than money to our portfolio company partners Deep Operating Experience Highly experienced executive team with startup experience Decades of in-depth high-tech experience Numerous U.S. and International patents issued Robust & Scalable Platform Robust and scalable systems for origination, underwriting and monitoring Separation of origination, underwriting and monitoring duties aids “positive feedback” loop 57 dedicated professionals with a unique culture built over 15+ years WHY IS TRINITY DIFFERENT Diversified Financial Solutions Provider of diversified financial solutions to growth stage companies worldwide Runway extension to augment institutional equity funding Strong portfolio diversification

SENIOR & SUBORDINATED TERM LOANS

Term Loans

01 **SENIOR / SUBORDINATED LOAN**
Work With The Banks

02 **BACKED BY INSTITUTIONAL CAPITAL**
Companies Have Raised Equity

03 **STILL BURNING CASH**
Companies in Growth Mode and Still Burning Cash

Select Examples

AXIOM SPACE



Mainspring



Axiom Space *is developing the world's first commercial space station.*

- **Investor Syndicate**
  C5 Capital, TQS Advisors, Declaration Partners, Boryung Pharma
- **Use of Loan**
  General corporate purposes

Mainspring *developed a new category of clean power generation — the linear generator — that delivers fuel-flexible power to accelerate the transition to the future grid.*

- **Investor Syndicate**
  Lightrock, Khosla Ventures, Bill Gates
- **Use of Loan**
  Extension of runway

TRINITY CAPITAL

© 2023 Trinity Capital Inc.
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EQUIPMENT FINANCING

Equipment Financing

01 **COMPANIES WITH CAPEX REQUIREMENTS**
Manufacturing Equipment and Hard Assets

02 **HARDWARE AS A SERVICE**
Equipment at Customer Location

03 **INDUSTRY AGNOSTIC**

Select Examples

ECL



Nature's Fynd


NATURE'S
Fynd
MEATLESS

Emerald Cloud Lab *is a remote-controlled life science laboratory that allows scientists to conduct their experiments without being anchored to a physical lab.*

- **Investor Syndicate**
  Founders Fund, Schooner Capital, Alcazar Capital GigaFund
- **Use of Equipment Financing**
  Cloud-based laboratory equipment

Nature's Fynd *is a food company creating versatile alternative proteins to nourish the world's growing population while nurturing the planet.*

- **Investor Syndicate**
  SoftBank, Breakthrough Energy Ventures, Blackstone Strategic Partners
- **Use of Equipment Financing**
  Food production equipment

TRINITY CAPITAL

© 2023 Trinity Capital Inc. 8

Multiple shared portfolio companies with top Venture Capital Firms We have established inter-creditor agreements with the banks Combining with bank debt results in a lower blended cost to our customers We provide equipment financing and incremental debt capital Relationships with top market share banks catering to majority of VC-backed companies PARTNERSHIP WITH TOP VCs AND TECHNOLOGY BANKS

Investor Syndicate Revenue & Gross Margins Business Model Includes historical information of Trinity Capital's predecessor funds, the first of which was launched in 2008, through December 31, 2022. Past performance is not indicative of future results. Investment results may vary significantly over any given time period. FINANCIALS DEBT STRUCTURE CAPITALIZATION MANAGEMENT PRODUCT & MARKET Product Differentiation Market Potential Industry & Start-up Experience BOD Make-up Fund Vintage & Dry Capital Collateral Cash Life UNDERWRITING APPROACH AND RISK MITIGATION Disciplined investment approach keeps our annualized loss rate at 27 bps and is more than offset by realized gains on warrant/equity investments(1)

FINANCIAL HIGHLIGHTS

All unfunded commitments are conditional, subject to additional lending provisions, and generally dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Effective yield is calculated based on the weighted average debt investments at cost on a daily basis. Core yield excludes excludes fees and accelerated income from prepayments. Total Investment Income of $41.5M Net Investment Income (“NII”) of $21.6M Net Interest Margin (“NIM”) of 11.6% NII per share of $0.62 provides 134.8% of regular distribution coverage Increased the fourth quarter regular dividend distribution to $0.46 per share, a 2.2% increase over the regular dividend declared in the prior quarter Declared supplemental dividend of $0.15 per share Robust Earnings Total Debt Investments (at cost): $1,093.5M Total Investments (at cost): $1,153.6M Effective Yield(2): 15.5% Core Yield(3): 14.2% Debt & equity commitments in 4Q22: $239.5M Debt & equity fundings in 4Q22: $120.8M Net portfolio growth at cost: $65.9M Net portfolio growth at fair value: $52.2M Unfunded commitments(1) as of 12/31/2022: $392.7M Q4 2022 HIGHLIGHTS Leading Originations Platform Portfolio Assets

Net Investment Income covered regular dividend by 134.8% in 4Q22 Eight consecutive quarterly dividend increases Supplemental dividends of $0.60 per share in 2022 SOLID SHAREHOLDER RETURNS

For the three months ended For the three months ended Nine Months Ended September 30 (In 000’s, except per share amounts) 12/31/2022 09/30/2022 06/30/2022 03/31/2022 12/31/2021 Total Investment Income $41,509 $38,689 $33,458 $31,845 $23,607 Interest expense and other debt financing costs 10,284 9,306 7,761 6,798 6,241 Compensation and benefits 6,543 7,315 6,877 6,455 4,475 General and administrative* 3,051 3,438 3,106 2,983 2,315 Total Operating Expenses 19,878 20,059 17,744 16,236 13,031 Net Investment Income (NII) 21,631 18,630 15,714 15,609 10,576 Net Realized Gain / (Loss) from Investments (9,571) (602) (9,617) 52,644 7,452 Net Change in Unrealized Appreciation / (Depreciation) from Investments (13,647) (30,028) (13,820) (77,318) 37,082 Net Increase (Decrease) in Net Assets from Operations $(1,587) $(12,000) $(7,723) $(9,065) $55,110 Net Investment Income (NII) per Share – Basic $0.62 $0.56 $0.51 $0.57 $0.39 Net Increase (Decrease) in Net Assets resulting from Operations per Share – Basic $(0.05) $(0.36) $(0.25) $(0.33) $2.03 Weighted Average Shares Outstanding – Basic 35,131 33,098 30,955 27,417 27,201 QUARTERLY INCOME STATEMENT * General and administrative expenses includes excise tax expense.

INCOME SOURCE & PORTFOLIO YIELD TRENDS Strong Yields Produce Solid Investment Income Effective yield is calculated based on the weighted average debt investments at cost on a daily basis. Core yield excludes fees and accelerated income from prepayments. (1) (2)

NII RETURNS AND USE OF LEVERAGE Delivering growing returns through effective use of leverage NII return on average assets (ROAA) is calculated as NII divided by average assets for the quarterly period, annualized. NII return on average equity (ROAA) is calculated as NII divided by average net assets for the quarterly period, annualized. Leverage ratio is calculated as outstanding principal of borrowings divided by net assets as of the end of the quarterly period.

NET INVESTMENT INCOME (NII) PER SHARE BRIDGE

For the three months ended Nine Months Ended September 30 (In 000’s, except per share amounts) 12/31/2022 09/30/2022 06/30/2022 03/31/2022 12/31/2021 Assets Total investments at fair value $ 1,094,386 $ 1,042,175 $ 1,051,074 $919,348 $873,470 Cash and cash equivalents 10,612 34,141 13,226 28,684 31,685 Restricted cash - - - - 15,057 Interest receivable 9,971 8,899 8,600 6,482 5,551 Other assets 11,470 11,534 17,280 11,425 11,355 Total Assets $1,126,439 $1,096,749 $1,090,180 $965,939 $937,118 Liabilities Credit facilities $187,500 $137,500 $220,000 $134,000 $91,000 2025 Notes, net of unamortized deferred financing cost 178,552 178,074 121,979 121,681 121,384 August 2026 Notes, net of unamortized deferred financing cost 122,897 122,753 122,609 122,465 122,321 December 2026 Notes, net of unamortized deferred financing cost 73,526 73,433 73,339 73,251 73,158 Convertible Notes, net of unamortized deferred financing cost and discount 48,118 47,958 47,799 47,639 47,485 Distribution payable 21,326 21,073 17,873 15,389 9,803 Security deposits 15,100 14,903 12,515 11,549 10,840 Accounts payable, accrued expenses, and other liabilities 19,771 18,591 15,724 15,924 14,594 Total Liabilities $666,790 $614,285 $631,838 $541,898 $490,585 Net Assets $459,649 $482,464 $458,342 $424,041 $446,533 Shares outstanding 34,961 35,122 31,356 27,983 27,230 Net Assets per Share (NAV per share) $13.15 $13.74 $14.62 $15.15 $16.40 BALANCE SHEET

Includes the impact of share activity and equity incentive plans. NET ASSET VALUE (NAV) PER SHARE BRIDGE Earnings and Distributions Investment Portfolio Performance Share Impact(1)

Diversified Borrowings ($ in million) as of December 31, 2022 Funding Source Debt Commitment Outstanding Principal Undrawn Commitment Stated Maturity Interest Rate Notes: 2025 Unsecured Notes (1) $182.5 $182.5 - January 16, 2025 (2) 7.0% Convertible Notes $50.0 $50.0 - December 11, 2025 6.0% August 2026 Unsecured Notes $125.0 $125.0 - August 24, 2026 4.375% December 2026 Unsecured Notes $75.0 $75.0 - December 15, 2026 4.25% Bank Facility: KeyBank Credit Facility $400.0 (3) $187.5 $162.5 October 27, 2026 Adjusted Term SOFR + 2.85% DEBT CAPITAL STRUCTURE The 2025 Unsecured Notes trade on the Nasdaq Global Select Market under the symbol “TRINL.” Callable at par in January 2023. Represents maximum facility amount of which $350.0 million is available as of December 31, 2022.

PORTFOLIO HIGHLIGHTS

Geography Diversification(1) PORTFOLIO DIVERSIFICATION At December 31, 2022 International 7.3% 40.3% 11.2% 4.6% 7.2% 1.0% 28.4% Based on fair market value

Based on outstanding principal Based on fair market value Well positioned for rising interest rates Strong asset diversification PORTFOLIO TRENDS

HYPOTHETICAL WARRANT UPSIDE Proceeds of $47.0 million (2X) Potential gain of $12.8 million or $0.37 per share Proceeds of $70.4 million (3X) Potential gain of $36.3 million or $1.04 per share Proceeds of $93.9 million (4X) Potential gain of $59.8 million or $1.71 per share 133 Warrant Positions in 82 Portfolio Companies GAAP fair value ~ $31.7 million GAAP cost ~ $21.3 million ~ $47.0 million in nominal exercise value Hypothetical Models of Potential Warrant Gains at 12/31/22 Assume that only 50% of warrants will monetize Cost of exercised warrants is ~ $34.1 million Based on 35.0 million shares of common stock outstanding at 12/31/22 MULTIPLE MULTIPLE MULTIPLE 2X 3X 4X For Illustration Purposes Only

4Q22 3Q22 2Q22 1Q22 4Q21 Very Strong Performance (4.0 – 5.0) $2,729 0.3% $92,008 9.2% $62,719 6.3% $80,592 9.4% $84,785 11.5% Strong Performance (3.0 – 3.9) $239,872 22.9% $320,087 32.1% $382,593 38.5% $332,019 38.9% $236,466 32.1% Performing (2.0 – 2.9) $756,596 72.1% $537,260 53.9% $529,285 53.2% $429,044 50.3% $396,846 53.9% Watch (1.6– 1.9) $39,315 3.7% $38,484 3.9% $18,706 1.9% $8,858 1.0% $13,427 1.9% Default/Workout (1.0 – 1.5) $10,317 1.0% $9,339 0.9% $1,290 0.1% $3,286 0.4% $4,444 0.6% Weighted Average 2.8 2.9 3.0 3.1 3.0 Credit risk rating at Fair Value, 4Q 2022 – 4Q 2021 ($ in thousands) Consistent and Disciplined Underwriting Standards DISCIPLINED CREDIT RATING

INTEREST RATE SENSITIVITY 67.5% floating rate debt investment portfolio as of December 31, 2022 (1) 69.8% fixed rate debt as of December 31, 2022 (2) Based on outstanding principal of debt investments Based on outstanding principal of borrowings

Select List of Current & Historical Investments DIVERSIFIED PORTFOLIO

VENTURE CAPITAL AND LENDING MARKET

US VC Deal Activity VENTURE CAPITAL MARKET * As of December 31, 2022 Source: Pitchbook NVCA Venture Monitor Q4 2022

US VC Fundraising Activity VENTURE CAPITAL FUNDRAISING * As of December 31, 2022 Source: Pitchbook NVCA Venture Monitor Q4 2022

VENTURE DEBT MARKET US Venture Debt Deal Activity * As of December 31, 2022 Source: Pitchbook NVCA Venture Monitor Q4 2022

ANALYST COVERAGE

EXTENSIVE INDUSTRY ANALYST COVERAGE Followed by seven firms Ryan Lynch (initiated coverage 2/23/21) Finian O’Shea (initiated coverage 2/23/21) Vilas Abraham (initiated coverage 2/23/21) Bryce Rowe (initiated coverage 9/16/22) Casey Alexander (initiated coverage 2/23/21) Christopher Nolan (initiated coverage 2/23/21) Mitchell Penn (initiated coverage 5/3/21) Trinity Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Trinity Capital’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Trinity Capital or its management. Trinity Capital does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL INFORMATION

BUSINESS DEVELOPMENT COMPANY (BDC) REGULATED INVESTMENT COMPANY (RIC) Trinity Capital Inc. is an Internally Managed BDC under the 1940 Act and has elected to be treated as a RIC for Federal Income Tax Purposes beginning with its Taxable Year ending December 31, 2020 Regulated by the SEC under the Investment Company Act of 1940 (the “1940 Act”) Leverage limited to approximately 2:1 debt/equity Investments are required to be carried at fair value Majority of Board of Directors must be independent Offer managerial assistance to portfolio companies Distribute taxable income as dividend distributions to shareholders, subject to approval by Trinity Capital’s Board of Directors Mandates asset diversification Eliminates corporate taxation Allows for the retention of capital gains and/or spillover of taxable income REGULATION & STRUCTURE

36 THANK YOU We look forward to our growing partnership. TRINITYCAP.COM